EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CNE Group, Inc. (the "Company") on Form 10 QSB for the fiscal quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
W. Benoit, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                             /s/ George W. Benoit
                                             -----------------------------------
                                             George W. Benoit
                                             Chief Executive Officer
                                             August 19, 2003

                 See Notes to Consolidated Financial Statements


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